Alger Global Equity Fund
Summary Prospectus

February 28, 2025	Class	Ticker Symbol
	I	AFGIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://www.alger.com/fundliterature. You can also get this information at no cost by calling (800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2025, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.
Investment Objective
Alger Global Equity Fund seeks long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
Shareholder Fees
(fees paid directly from your investment)
Class I
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class I
Advisory Fees*	.80%
Distribution and/or Service (12b-1) Fees	.25%
Other Expenses	1.27%
Total Annual Fund Operating Expenses	2.32%
Fee Waiver and/or Expense Reimbursement**	(1.12) %
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement***	1.20%
*
The Fund and Fred Alger Management, LLC (the “Manager”) have adopted fee breakpoints for the Fund. The advisory fee for assets up to $500 million is .80%, and for assets in excess of $500 million is .70%. The actual rate paid as a percentage of average daily net assets for the year ended October 31, 2024 was .80%.
**
The Manager has contractually agreed to waive and/or reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage expenses, fees in connection with the ReFlow Fund, LLC liquidity program, extraordinary expenses and certain proxy expenses, to the extent applicable) through October 31, 2026 to the extent necessary to limit other expenses and any other applicable share class-specific expenses of the Class I Shares of the Fund to .40% of the class’s average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Fund’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Advisory Agreement. The Manager may recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Fund will only make repayments to the Manager if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed.
***
The expense information in the table has been restated to reflect an adjustment to the Fee Waiver and/or Expense Reimbursement that became effective on February 28, 2024.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example also assumes that the contractual fee waiver and/or expense reimbursement is only in effect through October 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$122	$541	$1,066	$2,508
Unlock Your Growth Potential.SM

Alger Global Equity Fund 2/6
Summary Prospectus
February 28, 2025
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93.65% of the average value of its portfolio.
Principal Investment Strategy
The Fund is sub-advised by Redwood Investments, LLC (“Redwood”), an affiliate of the Manager (Redwood and the Manager are collectively referred to as the “Manager,” where applicable).  Subject to the general supervision by the Fund’s Board of Trustees, the Manager oversees Redwood and evaluates its performance results. The Manager reviews portfolio performance, compliance with investment guidelines and federal securities laws, and changes in key personnel of Redwood. Redwood is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchases and sales of individual securities.
The Fund invests in companies that it believes meet three primary criteria: (1) high quality companies, (2) which are attractively valued, and (3) where the Manager believes that future earnings and free cash flow growth will be meaningfully above what is expected by the market. High quality companies are those companies that the Manager believes offer strong earnings visibility and sustainability because of their durable competitive advantages, capable management teams, and prudent financial management. The Manager focuses on understanding industry and company dynamics to assess company quality, and on identifying and forecasting critical drivers to reach a differentiated view of future growth.
The Fund is an all-cap, all-country, opportunistic focus fund which generally holds less than 50 holdings. Fund holdings may differ from this number for a variety of reasons, including, among others, because of extreme market volatility, such as when the Fund has entered a temporary defensive position. Additionally, the Fund may exceed the stated number of holdings when it acquires a new holding and determines that it is in the best interests of shareholders to sell an existing holding over a period of time, instead of immediately selling the entire holding.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, including common stocks, American Depositary Receipts and Global Depositary Receipts, of global companies, which include both U.S. and foreign companies, and invests significantly (at least 40% – unless market conditions are not deemed favorable, in which case the Fund would invest at least 30%) in foreign companies. Foreign companies are companies generally defined by a third party, or in certain circumstances by a Portfolio Manager, as companies (i) that are organized under the laws of a foreign country; (ii) whose securities are primarily listed in a foreign country; or (iii) that have a majority of their assets, or derive more than 50% of their revenue or profits from business, investments or sales, outside the United States. The Fund’s foreign investments may include securities of companies in both developed and emerging market countries. The Fund may invest in companies of any market capitalization, from large, well-established companies to small, emerging growth companies.
Emerging market countries include all countries categorized as Emerging Markets or Frontier Markets by Morgan Stanley Capital International (MSCI).
The Manager believes that exposure to issuers incorporated outside the United States can help provide diversification when seeking long-term growth of capital. The Fund may emphasize its exposure to foreign (including emerging market) securities if the Manager believes that such securities have the potential to outperform U.S. securities. The Fund will allocate its assets among various regions and at least three different countries, including the United States.
The Fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive.
The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, as defined by third party sources, including, but not limited to, the information technology, consumer discretionary, financials, health care, and industrials sectors.
The Fund may invest in cash (and cash equivalents) when the Fund is unable to find enough attractive long-term investments to meet its investment objective, to meet redemptions and/or when the Manager believes it is advisable to do so during times of short-term market volatility. During these times, cash (and cash equivalents) will not exceed 15% of the Fund’s net assets.
Principal Risks
An investment in the Fund involves risks. The Fund’s share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks involved in investing in the Fund.

Alger Global Equity Fund 3/6
Summary Prospectus
February 28, 2025
Investment Risk – An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, recessions, or other events could have a significant impact on the Fund and its investments.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Small Number of Holdings Risk – Under normal circumstances, the Fund invests in a small number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings.
Foreign Securities Risk – The Fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, lack of liquidity, potential for market manipulation, less developed or less efficient trading markets, limited access to reliable capital, lack of comprehensive company information, political instability, differing audit, regulatory, and legal standards and lack of financial reporting standards.
Emerging Markets Risk – The Fund may invest in issuers located in emerging markets, and therefore may be exposed to the economies, industries, securities and currency markets of such countries, which may be adversely affected by protectionist trade policies, a slow U.S. economy, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. The Fund, individually or in combination with other shareholders, may have limited rights and remedies against emerging market issuers.
Frontier Markets Risk – The Fund may invest in issuers located in frontier countries. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed and traditional emerging markets. Investments in frontier markets may be subject to a greater risk of loss than investments in more developed and traditional emerging markets. Frontier markets often have less uniformity in accounting, auditing and financial reporting requirements, unreliable securities valuations and greater risk associated with custody of securities. Economic, political and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets.
Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector, as defined by third party sources. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
●
Information Technology Sector Risk – The Fund may have a significant portion of its assets invested in securities of technology-related companies. Therefore, the Fund may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. Many technology related companies’ securities have historically been more volatile than other securities, especially over the short term.
●
Consumer Discretionary Sector Risk – The consumer discretionary sector may be affected by changes in domestic and

Alger Global Equity Fund 4/6
Summary Prospectus
February 28, 2025
international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.
●
Financials Sector Risk – The Fund may have a significant portion of its assets invested in securities of financial services companies, which means the Fund may be more affected by the performance of the financials sector than a fund that is more diversified. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses.
●
Health Care Sector Risk – The Fund may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
●
Industrials Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies in the industrials sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services.
Growth Securities Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Small Cap Securities Risk – There may be greater risk in investing in companies with small market capitalizations rather than larger, more established companies owing to such factors as more limited product lines or financial resources or lack of management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.
Cash Position Risk – At times, the Fund may hold up to 15% of its net assets in cash (and cash equivalents), which may underperform relative to equity securities.
Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with those of an appropriate broad-based securities market index that represents the overall global equity market. Before February 1, 2024, the Fund was managed by different portfolio managers and before August 6, 2024, the Fund was named “Alger Global Focus Fund.” Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers and before August 15, 2018, the Fund was named “Alger Global Growth Fund.” Performance prior to February 1, 2024 and March 28, 2018 reflects these prior management styles and does not reflect the Fund’s current investment personnel, and performance prior to March 28, 2018 does not reflect the Fund’s current investment strategies. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website www.alger.com.

Alger Global Equity Fund 5/6
Summary Prospectus
February 28, 2025
Annual Total Return for Class I Shares as of December 31 (%)

Best Quarter:	Q2 2020	29.04%	Worst Quarter:	Q2 2022	-19.93%
Average Annual Total Return as of December 31, 2024
	1 Year	5 Years	10 Years	Inception Date
Class I				5/31/2013
Return Before Taxes	18.39%	9.81%	7.52%
Return After Taxes on Distributions	14.46%	8.52%	6.08%
Return After Taxes on Distributions and Sale of Fund Shares	13.90%	7.73%	5.62%
MSCI ACWI Gross Index (reflects no deductions for fees, expenses or taxes)	18.02%	10.58%	9.79%
In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund
Fred Alger Management, LLC

Sub-Adviser
Redwood Investments, LLC*	Michael Mufson, CFA Co-Founder, Chief Investment Officer, Portfolio Manager Since February 2024
Alexi Makkas, CFA Senior Vice President, Portfolio Manager, Senior Analyst Since February 2024
Ezra Samet, CFA Senior Vice President, Portfolio Manager, Senior Analyst Since February 2024
*
Redwood, an affiliate of the Manager, sub-advises the Fund subject to the Manager’s supervision and approval.

Alger Global Equity Fund 6/6
Summary Prospectus
February 28, 2025
As the Fund is co-managed, the responsibilities of such portfolio managers may be shared, divided or otherwise assigned based on various factors including, but not limited to, the level of Fund assets to be managed, their overall experience, their sector expertise, and such other factors as the Manager believes are most efficient and effective. In all cases, each portfolio manager collaborates with the other portfolio manager(s) and analysts to develop overall strategy, outlook, and themes, which impact industry, sector and security allocations in the Fund. Responsibilities amongst portfolio managers may be fully or partially allocated to one of the portfolio managers for the purposes of day-to-day portfolio management and stock selection, implementation of trades, strategic and performance oversight, risk management, or oversight of guidelines, whether externally driven or internally developed by the Manager.
Shareholder Information
Purchasing and Redeeming Fund Shares
The Fund’s Class I Shares are not subject to a minimum initial investment. Class I Shares are principally for institutional investors such as registered investment advisers, banks, trust companies, and other financial institutions, for investments in employee benefit plans, or for advisory platform investors who pay a separate fee to such institution for the right to invest.
Investors may purchase or redeem Fund shares on any business day through a financial intermediary, which may include an investor’s selected broker-dealer, investment adviser, or other financial institution or professional.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. The Fund is actively managed, and as a result, investors may receive capital gains distributions annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Manager or the Fund’s distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Fred Alger & Company, LLC 100 Pearl Street, 27th Floor, New York, NY 10004 / (800) 992-3863 / www.alger.com
GblEquityIns 22825

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